UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2015

Foundation Healthcare, Inc.

(Exact name of registrant as specified in charter)

Oklahoma	001-34171	20-0180812
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 N. Portland Avenue, Suite 200

Oklahoma City, Oklahoma 73134

(Address of Principal Executive Offices) (Zip Code)

(405) 601-5300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2015 Bonus Incentive Plan

On April 21, 2015, the Compensation Committee of the Board of Directors of Foundation Healthcare, Inc. (“we,” “our,” and “us”) adopted, pursuant to our 2008 Long-Term Incentive Plan, the 2015 Bonus Incentive Plan for Executive Officers (the “2015 Bonus Plan”). The 2015 Bonus Plan sets performance-oriented incentive awards to motivate our executive officers. Under the 2015 Bonus Plan, our executive officers are eligible to receive a bonus based on the achievement of certain financial and other objectives during fiscal year 2015. Such bonuses may be paid in cash, shares of our common stock or a combination of both, as determined by the Compensation Committee. The executive officers eligible for participation in the 2015 Bonus Plan are (A) Chairman of the Board, (B) Office of the Chairman, and (C) Chief Executive Officer (the “Participants”). The Compensation Committee may add additional executive officers as Participants.

The Compensation Committee set the following objectives under the 2015 Bonus Plan: (1) achieve 2015 EBITDA equal to or greater than the EBITDA Target, (2) stock price appreciation in 2015 (comparing stock price on December 31, 2015 vs. December 31, 2014), (3) both (i) complete one acquisition, joint venture or other business development transaction, and (ii) stock price appreciation (comparing stock price on December 31, 2015 vs. December 31, 2014), (4) average overall patient satisfaction for 2015 equals or exceeds 95% for our hospitals, ambulatory surgery centers and other healthcare facilities, as consistently determined and as presented in periodic clinical updates to the Board, and (5) achieve 2015 EBITDA greater than EBITDA Target (the “Objectives”). For achievement of the foregoing Objectives, Participants shall earn a bonus equal to a percentage of their base salary as follows:

Performance Objective		Percentage of Base Salary Earned on Achievement of Objective

1.	EBITDA at or above target	50%

2.	Stock price appreciation	20%

3.	Both (i) acquisition, joint venture or business development transaction and (ii) stock price appreciation	15%

4.	Patient satisfaction exceeds 95%	15%

5.	EBITDA above target (note amounts for Objective 5 are not cumulative)

(i) EBITDA at least 110% of target		10%

(ii) EBITDA at least 120% of target		20%

(iii) EBITDA at least 130% of target		30%

(iv) EBITDA at least 140% of target		40%

(v) EBITDA at least 150% of target		50%

For each Participant, the Compensation Committee established a performance target equal to 100% percent of such Participant’s base salary and a maximum performance bonus of 150%.

Item 8.01. Other Events.

On April 21, 2015, Foundation Healthcare, Inc. announced certain operational updates. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Foundation Healthcare, Inc. 2015 Bonus Incentive Plan for Executive Officers

99.1	Operational Update Press Release Issued on April 21, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	FOUNDATION HEALTHCARE, INC.

Date: April 22, 2015	By:	/s/ STANTON NELSON
Stanton Nelson
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

10.1	Foundation Healthcare, Inc. 2015 Bonus Incentive Plan for Executive Officers

99.1	Operational Update Press Release Issued on April 21, 2015